UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

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Corcept Therapeutics Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Corcept Therapeutics Incorporated
275 Middlefield Road, Suite A
Menlo Park, CA 94025

Notice of Annual Meeting of Stockholders
To Be Held on June 14, 2005
Dear Stockholder:
      The Annual Meeting of Stockholders of Corcept Therapeutics (the “Company”) will be held on Tuesday, June 14, 2005 at 11:00 a.m. local time at the Company’s headquarters located at 275 Middlefield Road., Suite A, Menlo Park, CA 94025 for the following purposes, as more fully described in the accompanying Proxy Statement:

1. To elect nine directors to hold office until the 2006 Annual Meeting of Stockholders and until their successors are elected and qualified.

2. To ratify the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
      Only stockholders of record at the close of business on April 20, 2005 will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Robert L. Roe, M.D.
President and Secretary
Menlo Park, California
May 2, 2005
YOUR VOTE IS IMPORTANT!
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

PROXY STATEMENT
2005 ANNUAL MEETING OF STOCKHOLDERS
BOARD OF DIRECTORS
NOMINEES
DIRECTOR NOMINATION
DIRECTOR COMPENSATION
BOARD MEETINGS AND COMMITTEES
COMMUNICATIONS WITH DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CODE OF ETHICS
SECURITY OWNERSHIP BY CERTAIN BENEFICIAL HOLDERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
PERFORMANCE GRAPH
PROPOSAL 1 -- ELECTION OF DIRECTORS
PROPOSAL 2 -- RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING
Appendix A

Corcept Therapeutics Incorporated
275 Middlefield Rd, Suite A
Menlo Park, CA 94025
650-327-3270

PROXY STATEMENT

2005 ANNUAL MEETING OF STOCKHOLDERS
      Corcept Therapeutics (the “Company”) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 14, 2005 at 11:00 a.m. local time, at the Company’s headquarters located at 275 Middlefield Rd., Suite A, Menlo Park, CA 94025 and at any adjournments thereof (the “Annual Meeting”). These materials are being mailed to stockholders on or about May 4, 2005.
      Only holders of the Company’s common stock as of the close of business on April 20, 2005 (the “Record Date”) are entitled to vote at the Annual Meeting. Stockholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were 22,693,813 shares of common stock outstanding.
      A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of shares present at the meeting for purposes of determining whether a quorum is present.
      Each stockholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such stockholder on the Record Date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by using the proxy card enclosed with this Proxy Statement. All proxy cards received by the Company which are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted for the nominees to the Board of Directors listed on the proxy card and in this Proxy Statement and for the ratification of the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.
      Under Delaware law and the Company’s Amended and Restated Certificate of Incorporation and Bylaws, if a quorum exists at the Annual Meeting, (a) the nominees for director who receive the greatest number of votes cast will be elected to the Board of Directors and (b) the proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005 will be approved if it receives the affirmative vote of the majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no impact on the election of directors since they have not been cast in favor of or against any nominee, nor will they have any effect on the proposal to ratify the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005, because approval of that proposal is based solely on the number of votes actually cast.

      A stockholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 275 Middlefield Road, Suite A, Menlo Park, California 94025 or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the meeting.
      The proxy card accompanying this Proxy Statement is solicited by the Board of Directors of the Company. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company, if requested, will pay brokers, banks and other fiduciaries that hold shares of common stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.
BOARD OF DIRECTORS
      The name, age and occupation of each member of the Board of Directors of the Company are set forth below:

Name	Age	Occupation

James N. Wilson	61	Chairman of the Board of the Company
Joseph K. Belanoff, M.D.	47	Chief Executive Officer of the Company
G. Leonard Baker, Jr.	62	Venture Capitalist
Joseph C. Cook, Jr.	63	Executive/Investor
James A. Harper	57	Retired Pharmaceutical Executive
David L. Mahoney	50	Private Equity Investor
Alix Marduel, M.D.	47	Venture Capitalist
Alan F. Schatzberg, M.D.	60	Chairman, Dept. of Psychiatry and Behavioral Sciences, Stanford University School of Medicine
David B. Singer	42	Private Investment Fund Principal
      At the Annual Meeting, the stockholders will vote on the election of nine directors, each to serve for a one-year term until the annual meeting of stockholders in 2006 and until their successors are elected and qualified. All directors will hold office until the annual meeting of stockholders at which their terms expire and the election and qualification of their successors.
NOMINEES
      The following individuals, each of whom is currently serving as a director of the Company, have been nominated for election to the Board of Directors:
      James N. Wilson has served as a director and as Chairman of the Company’s Board of Directors since 1999. In addition, since 2005, Mr. Wilson has been the Chairman of the Board of NuGEN Technologies, Inc. Since 2002, he has served as a director of Amylin Pharmaceuticals, Inc. From 1996 to 2001, Mr. Wilson was Chairman of the board of Amira Medical, Inc. From 1991 to 1994, he was Chief Operating Officer of Syntex Corporation. From 1989 to 1990, Mr. Wilson was Chairman and Chief Executive Officer of Neurex Corporation and from 1982 to 1988, Mr. Wilson was Chief Executive Officer of LifeScan, Inc. Mr. Wilson received his B.A. and M.B.A. from the University of Arizona.
      Joseph K. Belanoff, M.D. is a co-founder of the Company and has served as a member of its Board of Directors and as its Chief Executive Officer since 1999. Dr. Belanoff is currently a clinical faculty member and has held various positions in the Department of Psychiatry and Behavioral Sciences at Stanford University since 1992. From 1997 to 2001, he served as the Director of Psychopharmacology at the outpatient division of the Palo Alto Veterans Affairs Hospital. Dr. Belanoff received his B.A. from Amherst College and his M.D. from Columbia University’s College of Physicians & Surgeons.

      G. Leonard Baker, Jr. has served as a member of the Company’s Board of Directors since 1999. Since 1973, Mr. Baker has been a Managing Director of the General Partner of Sutter Hill Ventures, a venture capital firm. Mr. Baker currently serves on the Board of Praecis Pharmaceuticals Incorporated and the Board of Therma-Wave, Inc., each of which is a publicly traded company, and a number of private companies. Mr. Baker received his B.A. from Yale University and his M.B.A. from Stanford University.
      Joseph C. Cook, Jr. has served as a member of the Company’s Board of Directors since 2002. Mr. Cook is Chairman of the Board of Amylin Pharmaceuticals, Inc. Mr. Cook served as Chief Executive Officer of Amylin Pharmaceuticals from 1998 to 2003. Mr. Cook is a founder and currently serves as Chairman of the board of Microbia, Inc. Mr. Cook is an officer of Mountain Ventures, Inc. and a founder of Clinical Products, Inc. and Mountain Group Capital, LLC. Mr. Cook retired as Group Vice President of Eli Lilly & Company in 1993 after more than 28 years of service. Mr. Cook received his B.S. from the University of Tennessee.
      James A. Harper was appointed as a member of the Company’s Board of Directors in October 2004. He has spent 30 years in the pharmaceutical and healthcare industries, all in positions with Eli Lilly and Company, from which he retired in 2004. Mr. Harper served as Group Vice President and Chief Marketing Officer from 2001 to 2004 and as President, Diabetes and Growth Disorders Business Unit/ Product Group from 1994 to 2001. He was Vice President, Global Pharmaceutical Marketing, from 1993 to 1994 and was President and CEO, Advanced Cardiovascular Systems, Inc. from 1991 to 1993. Mr. Harper currently also serves as the Vice Chair of the Board of the American Diabetes Association Research Foundation as well as being a member of the Board of Directors of Zymogenetics, Inc., a biotechnology company. Mr. Harper received his B.A. from Vanderbilt University and his M.B.A. from The Wharton School of Business.
      David L. Mahoney was appointed as a member of the Company’s Board of Directors in July 2004. From 1999 to 2001, Mr. Mahoney served as co-CEO of McKesson HBOC, Inc., a healthcare supply management and information technology company and as CEO of iMcKesson LLC, a healthcare management and connectivity company. He joined McKesson Corporation in 1990 as Vice President for Strategic Planning. Prior to joining McKesson, Mr. Mahoney was a principal with McKinsey & Company where he worked from 1981 to 1990. He also serves on the Board of Directors of Symantec Corporation, Tercica, Inc., Live Oak School and KQED. Mr. Mahoney received his B.A. from Princeton University and his M.B.A. from Harvard University.
      Alix Marduel, M.D. has served as a member of the Company’s Board of Directors since 2001. Since April 1997, she has been a managing director of Alta Partners, a venture capital firm. From 1990 to 1997, Dr. Marduel was a general partner at Soffinnova, Inc., a venture capital firm. She currently serves as director of a number of private companies. Dr. Marduel received her M.D. from the University of Paris.
      Alan F. Schatzberg, M.D. is a co-founder of the Company and has served as a member of the Company’s Board of Directors as Chairman of the Company’s Scientific Advisory Board since 1998. Since 1991, Dr. Schatzberg has been a Professor and the Chairman of the Department of Psychiatry and Behavioral Sciences at Stanford University’s School of Medicine and is Past President of the American College of Neuropsychopharmacology. Dr. Schatzberg received his B.S. from New York University and his M.D. from New York University, School of Medicine.
      David B. Singer has served as a member of the Company’s Board of Directors since 1998. Since December 2004, Mr. Singer has been a Principal at Maverick Capital Ltd., an investment manager to private investment funds. Since February 2004, he has served as Chairman of the Board of Directors of Oscient Pharmaceuticals Corporation. From September 1998 to February 2004, Mr. Singer was Chairman and Chief Executive Officer of GeneSoft Pharmaceuticals, Inc. From 1992 to 1996, he was President and Chief Executive Officer of Affymetrix, Inc. Mr. Singer also serves on the Board of Directors of Affymetrix, Inc., and Oscient Pharmaceuticals Corporation. Mr. Singer received his B.A. from Yale University and his M.B.A. from Stanford University.
      There are no family relationships among any of the Company’s directors or executive officers.

DIRECTOR NOMINATION
      The information below describes the criteria and process that the Nominating and Corporate Governance Committee uses to evaluate candidates to the Board.
      Board Membership Criteria. The Nominating and Corporate Governance Committee is responsible for assessing the appropriate balance of experience, skills and characteristics required of the Board. Nominees for director are selected on the basis of depth and breadth of experience, knowledge, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, the willingness to devote adequate time to Board duties, the interplay of the candidate’s experience and skills with those of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any Committees of the Board. Additionally, the Nominating and Corporate Governance Committee seeks to ensure that at least a majority of the directors are independent under the rules of the NASDAQ Stock Market, that the Audit Committee and Compensation Committee shall be composed entirely of independent directors, and that members of the Audit Committee possess such accounting and financial expertise as the principal stock exchange or quotation service on which the Company’s shares are listed or quoted shall require.
      Stockholders Proposals for Nominees. The Nominating and Corporate Governance Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Nominating and Corporate Governance Committee c/o the Secretary of the Company and should include (at a minimum) the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the name(s) and address(es) of the stockholder(s) making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholder(s); and (c) appropriate biographical information and a statement as to the qualifications of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING” below.
      Process for Identifying and Evaluating Nominees. The Nominating and Corporate Governance Committee will initiate the process for identifying and evaluating nominees to the Board by identifying a slate of candidates who meet the criteria for selection as nominees and have the specific qualities or skills being sought based on input from members of the Board, management and, if the Nominating and Corporate Governance Committee deems appropriate, a third-party search firm. These candidates will be evaluated by the Nominating and Corporate Governance Committee by reviewing the candidates’ biographical information and qualification and checking the candidates’ references. Qualified nominees will be interviewed by at least one member of the Nominating and Corporate Governance Committee. Serious candidates will meet, either in person or by telephone, with all members of the Nominating and Corporate Governance Committee and as many other members of the Board as practicable, and using the input from such interviews and the information obtained by the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that the Board nominate, or elect to fill a vacancy, with one of these final prospective candidates. Candidates recommended by the Nominating and Corporate Governance Committee will be presented to the Board for selection as nominees to be presented for the approval of the stockholders or for election to fill a vacancy. The Nominating and Corporate Governance Committee expects that a similar process will be used to evaluate nominees recommended by stockholders. However, to date, the Company has not received any stockholder proposal to nominate a director.
      Nominees to the Board of Directors for the Annual Meeting. The nominees for the Annual Meeting were recommended for selection by the Nominating and Corporate Governance Committee and were selected by the independent members of the Board.
      Board Nominees for the 2005 Annual Meeting. Each of the nominees listed in this Proxy Statement is a current director standing for re-election. Two of the nominees, David L. Mahoney and James A. Harper, were elected by the Board of Directors in 2004.

DIRECTOR COMPENSATION
      Effective October 1, 2004, non-employee directors receive a director fee from the Company for their services as members of the Board of Directors in the amount of $15,000 per year. Non-chair members of the Audit Committee receive an additional $5,000 per year. The chair of the Audit Committee receives an additional $10,000 per year. Directors are reimbursed for certain expenses in connection with attending Board and committee meetings.
      In July 2004, the Company granted David L. Mahoney an option to purchase 60,000 shares of common stock at an exercise price of $5.00 per share. In October 2004, the Company granted James A. Harper an option to purchase 60,000 shares of common stock at an exercise price of $6.83 per share. These options vest with respect to 20% of the shares on the first anniversary of the date of grant and with respect to the remaining shares in equal monthly installments over the four-year period thereafter.
BOARD MEETINGS AND COMMITTEES
      The Company’s Board of Directors met five times during fiscal 2004. The Audit Committee met eight times and the Compensation Committee met three times. Action was taken by the Board of Directors via unanimous written consent six times. The Nominating and Corporate Governance Committee met once during fiscal 2004. Each member of the Board attended 75% or more of the Board meetings, and each member of the Board who served on the audit, compensation or nominating and corporate governance committee attended at least 75% of the committee meetings.
      The Board has determined that the following directors are “independent” under current NASDAQ rules:

G. Leonard Baker, Jr.
Joseph C. Cook, Jr.
James A. Harper
David L. Mahoney
Alix Marduel, M.D.
Alan F. Schatzberg, M.D.
David B. Singer
      The Board of Directors has standing Audit, Compensation and Nominating and Corporate Governance Committees.
      Audit Committee. The Audit Committee currently consists of David L. Mahoney (chairman), Joseph C. Cook, Jr. and David B. Singer. The Board has determined that all members of the Audit Committee are independent directors under the rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements. The Board has determined that David L. Mahoney qualifies as an “Audit Committee financial expert” as defined by the rules of the Securities and Exchange Commission (the “SEC”). The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing the compensation of the independent accountants to conduct the annual audit of the Company’s accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by its independent accountants.
      Compensation Committee. The Compensation Committee currently consists of G. Leonard Baker, Jr. (chairman), James A. Harper and Alix Marduel, M.D. The Board has determined that all members of the Compensation Committee are independent directors under the rules of the Nasdaq Stock Market. The Compensation Committee administers the Company’s benefit plans, reviews and administers all compensation arrangements for executive officers, and establishes and reviews general policies relating to the compensation and benefits of the Company’s officers and employees.

      Nominating and Corporate Governance Committee. The Company’s Nominating and Corporate Governance Committee consists of Mr. Wilson and Drs. Schatzberg and Marduel. Mr. Wilson is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Governance Committee is responsible for identifying individuals qualified to serve as members of the Board of the Company, recommending to the independent members of the Board nominees for election as directors of the Company and providing oversight with respect to corporate governance and ethical conduct. Although Mr. Wilson is an employee of the Company and therefore not an “independent director” for NASDAQ purposes, the Company’s director nomination process meets applicable NASDAQ requirements because the Company’s director nominees are selected by the independent members of the Board.
COMMUNICATIONS WITH DIRECTORS
      Stockholders or other interested parties may communicate with any director or committee of its Board of Directors by writing to them c/o Secretary, Corcept Therapeutics, 275 Middlefield Road, Suite A, Menlo Park, California 94025. Comments or questions regarding the Company’s accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the Nominating and Governance Committee.
      The Company has a policy of encouraging all directors to attend the annual stockholder meetings. None of the Company’s directors attended the 2004 annual meeting. The Company was privately held at the time of the 2004 annual stockholders’ meeting.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      No interlocking relationship exists, or in the past fiscal year has existed, between any member of the Company’s Compensation Committee and any member of any other company’s board of directors or Compensation Committee.
CODE OF ETHICS
      The Company has adopted a code of ethics that applies to all officers and employees, including its principal executive officer, principal financial officer and controller. This code of ethics has been filed as Exhibit 99.1 to the Company’s Registration Statement on Form S-1 (Registration No. 333-112676) initially filed with the SEC on February 10, 2004.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL HOLDERS
      The following table sets forth information regarding ownership of the Company’s common stock as of March 31, 2005 or earlier date for information based on filings with the SEC by (a) each person known to the Company to own more than 5% of the outstanding shares of its common stock, (b) each director of the Company, (c) the Company’s Chief Executive Officer and each other executive officer named in the compensation tables appearing later in this Proxy Statement and (d) all directors and executive officers as a group. The information in this table is based solely on statements in filings with the SEC or other information the Company believes to be reliable.

	Number of Shares	Percentage of Shares
Name of Beneficial Owner(1)	Beneficially Owned(2)	Beneficially Owned

5% Stockholders
Sutter Hill Ventures(3)	2,775,169	12.2%
Maverick Capital, Ltd.(4)	2,122,841	9.4%
Entities affiliated with Alta Partners, LLP(5)	1,698,274	7.5%
Narragansett Management, LP(6)	1,537,600	6.8%
Directors and Named Executive Officers
Joseph K. Belanoff, M.D.(7)	2,954,195	13.0%
Alan F. Schatzberg, M.D.(8)	3,004,346	13.2%
G. Leonard Baker, Jr.(3)	2,775,169	12.2%
James N. Wilson(9)	2,194,154	9.7%
Alix Marduel, M.D.(10)	1,698,274	7.5%
David B. Singer(11)	778,667	3.4%
Robert L. Roe(12)	257,233	1.1%
Joseph C. Cook, Jr.(13)	38,380	*
Fred Kurland(14)	55,020	*
David L. Mahoney	10,000	*
James A. Harper	0	*
All directors and executive officers as a group (11 persons)(15)	13,765,438	60.7%

*	Less than 1%.

(1)	Unless otherwise indicated, the address of each of the named individuals is c/o Corcept Therapeutics, 275 Middlefield Road, Suite A, Menlo Park, California 94025.

(2)	Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days after March 31, 2005. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown.

(3)	Includes 2,216,188 shares held of record by Sutter Hill Ventures, A California Limited Partnership, 22,422 shares held of record by Sutter Hill Entrepreneurs Fund (AI), LP, 56,768 shares held of record by Sutter Hill Entrepreneurs Fund (QP), LP and 479,791 shares held of record by Mr. Baker and a related family entity. The address for the partnerships is 755 Page Mill Road, Suite A-200, Palo Alto, California 94304-1005. Mr. Baker, a member of the Company’s Board of Directors and a managing director of the general partner of the partnerships mentioned above, shares voting or investment power over the partnership shares with eight other managing directors. They are David L. Anderson, William H. Younger, Jr., Tench Coxe, Gregory P. Sands, James C. Gaither, James N. White, Jeffrey W. Bird and Ronald D. Bernal. Mr. Baker and each of the managing directors disclaim beneficial ownership of the shares listed above except to the extent of their individual pecuniary interest therein.

(4)	Includes 194,999 shares held of record by Maverick Fund II, Ltd., 607,398 shares held of record by Maverick Fund USA, Ltd., and 1,320,444 shares held of record by Maverick Fund, L.D.C. Maverick Capital, Ltd. is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and, as such, has beneficial ownership of the shares held by Maverick Fund USA, Ltd., Maverick Fund II, Ltd. and Maverick Fund, L.D.C. through the investment discretion it exercises over these accounts. Maverick Capital Management, LLC is the General Partner of Maverick Capital, Ltd. Lee S. Ainslie III is a manager of Maverick Capital Management, LLC, and is granted sole investment discretion pursuant to Maverick Capital Management, LLC’s Regulations. The address of Maverick Capital, Ltd. is 300 Crescent Court, 18th Floor, Dallas, TX 75201.

(5)	Includes 1,632,012 shares held of record by Alta BioPharma Partners II, LP and 66,262 shares held of record by Alta Embarcadero BioPharma Partners II, LLC. Alta Partners II, Inc. provides investment advisory services to several venture capital funds including, Alta BioPharma Partners II, L.P. and Alta Embarcadero BioPharma Partners II, LLC. The managing directors of Alta BioPharma Partners II, L.P. and managers of Alta Embarcadero BioPharma Partners II, LLC exercise sole voting and investment power with respect to the shares owned by such funds. Certain principals of Alta Partners II, Inc. are managing directors of Alto BioPharma Management II, LLC (which is the general partner of Alta BioPharma Partners II, L.P.), and managers of Alta Embarcadero BioPharma Partners II, LLC. As managing directors and managers of such entities, they may be deemed to share voting and investment powers for the shares held by the funds. The principals of Alta Partners II, Inc. disclaim beneficial ownership of all such shares held by the foregoing funds, except to the extent of their proportionate pecuniary interests therein. The natural persons affiliated with Alta BioPharma Partners II, L.P. and Alta Embarcadero BioPharma Partners II, LLC are Alix Marduel, Jean Deleage and Farah Champsi. The address of Alta Partners II, Inc. is One Embarcadero Center, Suite 4050, San Francisco, CA 94111.

(6)	Includes 522,784 shares held of record by Narragansett I, L.P. and 1,014,816 shares held of record by Narragansett Offshore, Ltd. Joseph L. Dowling, III, is the sole managing member of entities that have the power to control the investment decisions of Narragansett I, L.P. and Narragansett Offshore, Ltd.

(7)	Includes 300,000 shares held as custodian for Edward G. Belanoff and 300,000 shares held as custodian for Julia E. Belanoff under the California Uniform Transfers to Minors Act over which Dr. Belanoff has voting control.

(8)	Includes 300,000 shares held of record by Lindsey D. Schatzberg and 300,000 shares held of record by Melissa A. Schatzberg, over which Dr. Schatzberg has voting control.

(9)	Includes 1,588,094 shares held of record by the James N. Wilson and Pamela D. Wilson Trust and 606,060 shares held of record by the James and Pamela Wilson Family Partners, over all of which Mr. Wilson has voting control pursuant to voting agreements. Mr. Wilson disclaims beneficial ownership of such shares, except to the extent of his pecuniary interests in the entities holding such shares.

(10)	Includes 1,632,012 shares held of record by Alta BioPharma Partners II, LP and 66,262 shares held of record by Alta Embarcadero BioPharma Partners II, LLC. Dr. Marduel and certain principals of Alta Partners II, Inc., are Managing Directors of the funds mentioned herein, and as such, they may be deemed to share voting and investment powers for the shares held by the funds. The principals of Alta Partners II, Inc., disclaim beneficial ownership of all such shares held by the foregoing funds, except to the extent of their pecuniary interests in such funds. The address of Alix Marduel is One Embarcadero Center, Suite 4050, San Francisco, California 94111.

(11)	Includes 43,500 shares held of record by the Singer-Kapp Family Trust FBO Kapp S. Singer and 3,500 shares held of record by the Singer Kapp Family 2000 Trust FBO Elliot Byrd Singer. Mr. Singer is a Principal with Maverick Capital Limited. The address of David Singer is 767 Fifth Avenue, 11th Floor, New York, New York 10153.

(12)	Includes 39,201 shares issuable pursuant to options exercisable within 60 days of March 31, 2005 and includes 70,833 shares which we have the right to repurchase within 60 days of March 31, 2005.

(13)	Shares issuable pursuant to options exercisable within 60 days of March 31, 2005.

(14)	Includes 50,020 shares issuable pursuant to options exercisable within 60 days of March 31, 2005.

(15)	Total number of shares includes common stock held by entities affiliated with directors and executive officers. See footnotes 1 through 14 above.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      Pursuant to a consulting agreement with the Company, Dr. Alan Schatzberg received compensation of $60,000 for his services as Chair of the Company’s Scientific Advisory Board in 2004. The Company can terminate this agreement for any reason upon 30 days’ notice to Dr. Schatzberg. If the agreement is not terminated by the Company, Dr. Schatzberg will receive $60,000 for his services as Chair of the Company’s Scientific Advisory Board in 2005.
      James Wilson received a salary of $68,316 and a bonus of $6,832 from the Company in 2004.
      Pursuant to an agreement between the Company and Robert L. Roe, M.D., the Company’s President, Dr. Roe received a base salary of $330,249 in 2004. In addition, in accordance with this letter agreement, Dr. Roe received an option to purchase 250,000 shares of the Company’s common stock with an exercise price of $0.75 per share and a $187,250 loan, subject to interest rate of 6.5% and evidenced by a full-recourse promissory note to the Company to finance the exercise of the option. Shares purchased by Dr. Roe pursuant to the option are subject to the Company’s right of repurchase. In the event of an acquisition of more than 50% of the voting control of the Company, the right of repurchase will lapse as to an additional 20% of the shares subject to the option. If the Company terminates Dr. Roe’s employment for any reason other than for cause,

Dr. Roe will receive a lump sum severance payment equal to his annual salary in effect at the time of his termination. In December 2004, Dr. Roe repaid $62,416.67 of the $187,250 loan plus interest.
      The Company has entered into a letter agreement with Fred Kurland, its Chief Financial Officer. Pursuant to this letter agreement, Mr. Kurland receives a base salary of $240,000 annually. In addition, in accordance with this letter agreement, in February 2004, Mr. Kurland received an option to purchase 200,000 shares of the Company’s common stock with an exercise price of $7.00 per share. This option vests with respect to 20% of the shares on the first anniversary of the date of grant and with respect to the remaining shares in equal monthly installments over the four-year period thereafter.
      The Company has entered into indemnification agreements with its directors and executive officers. Such agreements require the Company, among other things, to indemnify its officers and directors, other than for liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceedings against them as to which they could be indemnified.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Under Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and SEC rules, the Company’s directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of these reports and representations of such reporting persons, the Company believes that during fiscal year 2004, such SEC filing requirements were satisfied.
EXECUTIVE COMPENSATION
      The following tables and descriptive materials set forth information concerning compensation earned for services rendered to the Company by its Chief Executive Officer (the “CEO”) and the Company’s other executive officers for fiscal year 2004 whose salary and bonus for the fiscal year 2004 exceeded $100,000. Collectively, together with the CEO, these are the “Named Executive Officers”.
Summary Compensation Table

					Long Term
					Compensation Awards
		Annual Compensation
					Securities Underlying	All Other
Name and Principal Position(s)	Year	Salary ($)		Bonus ($)	Options (#)	Compensation ($)

Joseph K. Belanoff, M.D.	2004	341,582		34,158	—	—
Chief Executive Officer	2003	310,500		31,050	—	—
Robert L. Roe, M.D.	2004	330,749		33,075	—	—
President	2003	310,500		31,050	100,000	—
Fred Kurland	2004	215,000	(1)	21,500	200,000
Chief Financial Officer	2003	—		—	—	—

(1)	Mr. Kurland began his employment in February of 2004. His compensation is for a partial year.

Options/ Executive Officers
      The following table shows the options granted to the Named Executive Officers during fiscal year 2004 and the potential realizable value of those grants (on a pre-tax basis) determined in accordance with SEC rules. The information in this table shows how much the Named Executive Officers may eventually realize in future dollars under two hypothetical situations: if the price of the Company’s common stock increases 5% or 10% in value per year, compounded over the life of the options. These amounts represent assumed rates of appreciation, and are not intended to forecast future appreciation of the common stock.
Options Granted In Last Fiscal Year

	Individual Grants					Potential Realizable
Value at Assumed
			% of Total			Annual Rate of Stock
			Options	Exercise		Price Appreciation For
			Granted to	or Base		Option Term ($)
	Options		Employees in	Price	Expiration
Name	Granted		Fiscal Year(1)	($/sh)	Date	5%	10%

Joseph K. Belanoff, M.D.	—		—	—	—	—	—
Robert L. Roe, M.D.	—		—	—	—	—	—
Fred Kurland	200,000	(2)	34%	$7.00	02/07/14	880,452	2,231,239

(1)	The percentage of options is based upon an aggregate of 588,100 options granted during fiscal year 2004 to employees, including the Named Executive Officers.

(2)	40,000 of the shares covered by this option vest in February 2005. The remaining 160,000 shares covered by this option vest in equal monthly installments over four years starting in March 2005.
Aggregated Option Exercises and Option Values Table
      None of the Company’s executive officers exercised stock options during fiscal 2004. The following table sets forth certain information regarding the value of unexercised in-the-money stock options held by the Named Executive Officers as of December 31, 2004. The value of unexercised options is considered to be the difference between the exercise price and market price of the Company’s common stock of $6.25 per share on December 31, 2004.
Aggregated Option Exercises in Last Fiscal Year
And Fiscal Year-End Option Values

			Number of Unexercised		Value of Unexercised In-the-
	Shares		Options at 12/31/04		Money Options at 12/31/04(1)
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable ($)	Unexercisable ($)

Joseph K. Belanoff, M.D.	—	—	—	—	—	—
Robert L. Roe, M.D.	—	—	30,016	79,984	51,328	10,172
Fred Kurland	—	—	—	200,000	—	—

(1)	Based on the closing price of the Company’s common stock of $6.25 as reported on the Nasdaq National Market at December 31, 2004, less the exercise price of the option, multiplied by the number of shares underlying the option.

Equity Compensation Plan Information
      The following table provides information as of December 31, 2004 with respect to the shares of the Company’s common stock that may be issued under all of the Company’s existing equity compensation plans, including the 2004 Equity Incentive Plan and the 2000 Stock Option Plan.

	(a)	(b)	(c)
Number of Securities
Remaining Available for
Future Issuance Under
	Number of Securities to	Weighted Average	Equity Compensation Plans
	Be Issued Upon Exercise	Exercise Price of	(Excluding Securities
Plan Category	of Outstanding Options	Outstanding Options	Reflected in Column(a))

Equity compensation plans approved by stockholders	1,140,735	$6.84	2,564,400	(1)
Equity compensation plans not approved by stockholders	—	n/a	—

Total	1,140,735	$6.84	2,564,400

(1)	Includes a total of 2,564,400 shares of common stock remaining available for future issuance under the Company’s 2004 Equity Inventive Plan as of December 31, 2004. The 2004 Equity Incentive Plan contains an “evergreen” provision that automatically increases on the first business day of each fiscal year beginning January 1, the lesser of an additional (i) 1,000,000 shares of the Company’s common stock, (ii) 2% of the outstanding shares of capital stock on such date, or (iii) an amount determined by the Board. None of the Company’s other plans has an “evergreen” provision.
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
General Compensation Philosophy
      The purpose of the Compensation Committee under a written charter adopted by the Board of Directors is to assist the Board in the discharge of its responsibilities relating to executive and director compensation, and to oversee incentive, equity-based and other compensatory plans in which executive officers and key employees of the Company participate. The current members of the Compensation Committee are G. Leonard Baker, Jr., James A. Harper and Alix Marduel, M.D. each of whom is a “non-employee director” within the meaning of Section 16 of the Securities and Exchange Act and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. In performing its duties, the Compensation Committee reviews reports and recommendations presented by management, and from time to time considers information obtained from outside firms or consultants to assist it in the review of compensation levels, structure and design. The Compensation Committee recommends the compensation of executive officers to the Board of Directors for approval. The Company’s compensation policy for executive officers is to offer a total compensation package that aligns compensation with business objectives and performance and enables the Company to attract, retain and reward executive officers, whose contributions are necessary for the long-term success of the Company. Accordingly, each executive officer’s compensation package consists of: (i) base salary; (ii) cash bonus tied to specific business achievements; and (iii) long-term stock-based incentive awards.
Executive Compensation Base Salary
      Salaries for executive officers were generally determined on an individual basis at the time of hire and as part of each executive’s annual performance review by evaluating each executive’s scope of responsibility, prior experience, salary history and the executive’s personal performance, as well as the salaries for similar positions at comparable companies. During fiscal 2004, the Compensation Committee reviewed the base salaries for the executive officers by evaluating the factors described above and considering the recommendations of the Chief Executive Officer.

Cash Bonus
      As part of its philosophy of offering a compensation package that aligns compensation with business objectives and performance, the Company maintains the ability to award, on an ad hoc basis, cash bonuses to all employees including executive officers based on the Company achieving specific milestones. As a result of the Company achieving certain milestones in 2004, cash bonuses were awarded.
Stock Options and Other Equity Compensation
      The Compensation Committee believes that equity-based compensation in the form of stock options aligns the interests of executives with the long-term interests of the Company’s stockholders by encouraging executive officers to acquire a proprietary interest in the Company. The Compensation Committee further believes that the use of vesting periods encourages retention of executive officers, and accordingly stock options granted to executive officers generally vest over time. The stock options are granted to executive officers on a discretionary basis, at varying times and in varying amounts, with an exercise price that is equal to the market price of the Company’s common stock at the time of grant. The size and the timing of each grant are based on a number of factors, including the Company’s achievement of specific milestones, the individual’s level of responsibility, the amount, exercise price and term of options already held by the individual, the individual’s contributions to the achievement of the Company’s financial and strategic objectives, and industry practices and norms.
      In accordance with this policy, during fiscal 2004 the existing equity-based compensation of the executive officers was reviewed and the Compensation Committee made one new grant of stock options to the Chief Financial Officer upon his joining the Company.
Chief Executive Officer Compensation
      The base salary for Dr. Belanoff, the Company’s Chief Executive Officer, for 2004 was $341,582 and it was based on the factors described above for all executive officers. During fiscal 2004, Dr. Belanoff was awarded a cash bonus of $34,158. His total compensation for 2004 was 10% higher than was paid in 2003. The Committee believes that Dr. Belanoff’s base salary is currently in the mid-range of salaries for chief executive officers of other public technology-based companies of similar size and in the same geographic region as the Company. In 2004, Dr. Belanoff provided strong leadership to the Company in its achievement of strategic and financial objectives. Dr. Belanoff’s bonus for 2004 reflects his important contributions to the Company’s success in 2004, including a successful initial public offering, two Special Protocol Assessment agreements with the U.S. Food and Drug Administration (FDA) regarding the Company’s Phase 3 clinical trials, the commencement of two Phase 3 trials, the discovery of three families of compounds of selective GR-II antagonists for which composition of matter patents have been sought, and management and staff increases necessary to enable transition to the next level of clinical and product development.
      For fiscal 2005, the independent directors will continue to evaluate Dr. Belanoff’s compensation consistent with the factors described above for all executive officers.
Effect of Section 162(m) of the Internal Revenue Code
      Section 162(m) of the Internal Revenue Code limits to $1,000,000 per person the amount that the Company may deduct in any taxable year for compensation paid to the Chief Executive Officer and any of the four other most highly compensated officers. Under the Treasury Regulations corresponding to Section 162(m) of the Internal Revenue Code, compensation received through the exercise of an option will not be subject to the $1,000,000 limit if it qualifies as “qualified performance-based compensation” within the meaning of Section 162(m). The Company’s 2000 Equity Incentive Plan and the 2004 Equity Incentive Plan were approved by the Company’s stockholders in order for stock options with an exercise price equal to the fair market value of the option shares on the grant date granted under such plans to meet the Section 162(m) requirements for “qualified performance-based compensation” and therefore be exempted from the limitation on deductibility. The Compensation Committee believes that the best interests of the Company and its stockholders will be served if the Company’s stock-based long-term incentives qualify as “qualified perform-

ance-based compensation.” It is the Compensation Committee’s intention that, so long as it is consistent with the Company’s overall compensation objectives, virtually all executive compensation will be deductible by the Company for federal income tax purposes.
REPORT OF THE AUDIT COMMITTEE
      Under the guidance of a written charter adopted by the Board of Directors and enclosed with this proxy statement as Appendix A, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements on behalf of the Board. The responsibilities of the Audit Committee include appointing and providing for the compensation of the Company’s independent registered public accounting firm. Each of the members of the Audit Committee meets the independence requirements of NASDAQ.
      Management has primary responsibility for the system of internal controls and the financial statements and reporting process. The independent registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.
      In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee:

•	reviewed and discussed with the Company’s management and the independent registered public accounting firm the audited financial statements as of and for the fiscal year ended December 31, 2004 including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures.

•	discussed with Ernst & Young LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

•	discussed with the Company’s independent auditors the overall scope and plans for their respective audits and, with and without management present, discussed the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting;

•	reviewed the written disclosures and the letter from Ernst & Young LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with Ernst & Young LLP their independence, and concluded that the non-audit services performed by Ernst & Young LLP are compatible with maintaining their independence;

•	in reliance on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s 2004 Annual Report on Form 10-K for the fiscal year ended December 31, 2004 filed with the SEC; and

•	instructed Ernst & Young LLP that the Audit Committee expects to be advised if there are any subjects that require special attention.
Principal Accountant Fees and Services
      The Audit Committee has appointed Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005

      The following table shows the fees paid or accrued by the Company for the audit and other services provided by Ernst & Young LLP for fiscal 2004 and 2003.

	2004	2003

Audit Fees(1)	$141,000	$52,000
Audit-Related Fees(2)	0	0
Tax Fees	0	0
All other Fees(3)	217,000	0

Total	$358,000	$52,000

      The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by the Company’s independent registered public accounting firm and associated fees, provided that the Chair shall report any decision to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting.

(1)	Audit fees represent fees for professional services provided in connection with the audit of the Company’s financial statements and review of the Company’s quarterly financial statement and audit services provided in connection with other statutory or regulatory filings.

(2)	Audit-related fees consisted primarily of accounting consultations.

(3)	All other fees include those related to the filing of Registration Statements on Form S-1 ($211,000) and Form S-8 ($6,000) with the SEC.

PERFORMANCE GRAPH
      The rules of the SEC require that the Company include in this Proxy Statement a line-graph presentation comparing cumulative stockholder returns on the Company’s common stock with the NASDAQ Composite Index (which tracks the aggregate price performance of equity securities of companies traded on NASDAQ) and either a published industry or line-of-business standard index or an index of peer companies selected by the Company. The Company has elected to use the NASDAQ Biotechnology Index (consisting of a group of approximately 130 companies in the biotechnology sector, including the Company) for purposes of the performance comparison that appears below.
      The graph shows the cumulative total stockholder return assuming the investment of $100.00 and the reinvestment of dividends and is based on the returns of the component companies weighted according to their market capitalizations as of the end of the period for which returns are indicated. No dividends have been declared on the Company’s common stock.
      The stockholder return shown on the graph below is not necessarily indicative of future performance, and the Company does not make or endorse any predictions as to future stockholder returns.
COMPARISON OF 8 MONTH CUMULATIVE TOTAL RETURN*
AMONG CONCEPT THERAPEUTICS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ BIOTECHNOLOGY INDEX

*	$100 invested on 4/14/04 in stock or on 3/31/04 index — including reinvestment of dividends. Fiscal year ending December 31.
PROPOSAL 1 — ELECTION OF DIRECTORS
      At the Annual Meeting, the stockholders will vote on the election of nine directors, each to serve for a one-year term until the annual meeting of stockholders in 2006 and until their successors are elected and qualified. The independent members of the Board of Directors have selected, and the Board of Directors has unanimously nominated, G. Leonard Baker, Jr., Joseph K. Belanoff, M.D., Joseph C. Cook, Jr., James A. Harper, David L. Mahoney, Alix Marduel, M.D., Alan F. Schatzberg, M.D., David B. Singer and James N. Wilson for election to the Board of Directors. The nominees have indicated that they are willing and able to serve as directors. If any of the nominees becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. The proxies being solicited will be voted for the nominees at the Annual Meeting. Directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Stockholders do not have cumulative voting rights in the election of directors.
      The Board of Directors recommends a vote “for” the election of the nominees as listed above.
      Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election of the nominees as listed above.
PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
      At the Annual Meeting, the stockholders will be asked to ratify the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005. Representatives of Ernst & Young, LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.
      The Board of Directors recommends a vote “for” the ratification of the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.
OTHER MATTERS
      As of the time of preparation of this Proxy Statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.
STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING
      The Company’s Bylaws provide that advance notice of a stockholder’s proposal must be delivered to the Secretary of the Company at the Company’s principal executive offices not earlier than one hundred fifty (150) days, and not later than one hundred twenty (120) days, prior to the anniversary of the mailing date of the proxy materials for the previous year’s annual meeting. However, the Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the date contemplated at the time of the previous year’s proxy statement, this advance notice must be received not earlier than the 150th day prior to such annual meeting and not later than the 10th day following the day on which public announcement of the date of such meeting is first made. Each stockholder’s notice must contain the following information as to each matter the stockholder proposes to bring before the annual meeting: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and appropriate biographical information and a statement as to the qualification of the nominee; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the

Company’s books, and of such beneficial owner and (ii) the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholder and such beneficial owner.
      A copy of the full text of the provisions of the Company’s Bylaws dealing with stockholder nominations and proposals is available to stockholders from the Secretary of the Company upon written request.
      Under the rules of the SEC, stockholders who wish to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the 2006 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at 275 Middlefield Road, Suite A, Menlo Park, California 94025, on or before January 4, 2006. In addition, if the Company is not notified by January 4, 2006 of a proposal to be brought before the 2006 Annual Meeting by a stockholder, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting

By Order of the Board of Directors

Robert L. Roe, M.D.
President and Secretary
Menlo Park, CA
May 2, 2005
YOUR VOTE IS IMPORTANT!
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

Appendix A
AUDIT COMMITTEE CHARTER
Adopted by the Board of Directors of Corcept Therapeutics Incorporated
Purpose
      The purpose of the Audit Committee (the “Committee”) of the board of directors (the “Board”) of Corcept Therapeutics Incorporated (the “Company”) is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The Committee is not responsible, however, for planning or conducting audits, or determining whether the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles.
Composition
      The Committee shall be composed of three or more directors, as determined by the Board, each of whom shall be “independent”, as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Rules and Regulations (the “Regulations”) of the Securities and Exchange Commission (the “Commission”) under the Exchange Act, and shall meet the independence and financial literacy requirements of Nasdaq. At least one member of the Committee shall be an “audit committee financial expert”, as that term is defined in the Regulations, and shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.
Responsibilities
      The Committee is charged by the Board with the responsibility to:

1. Appoint and provide for the compensation of a “registered public accounting firm” (as that term is defined in Section 2(a) of the Sarbanes-Oxley Act of 2002) to serve as the Company’s independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the Committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the Board and the Committee, as representatives of the stockholders.

2. Ensure the receipt of, and evaluate the written disclosures and the letter that the independent auditor submits to the Committee regarding the auditor’s independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor, oversee the independence of the independent auditor and, if so determined by the Committee in response to such reports, take appropriate action to address issues raised by such evaluation.

3. Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

4. Instruct the independent auditor and the internal auditor, if any, to advise the Committee if there are any subjects that require special attention.

5. Instruct the independent auditor to report to the Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the auditors, and other material written communication between the auditors and management.

6. Meet with management and the independent auditor to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities; access to required information; the adequacy of internal financial controls; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the Commission; and the appropriateness of the presentation of any non-GAAP financial measures (as defined in the Regulations) included in any report filed with the Commission or in any public disclosure or release.

7. Review the management letter delivered by the independent auditor in connection with the audit.

8. Following such review and discussions, if so determined by the Committee, recommend to the Board that the annual financial statements be included in the Company’s annual report.

9. Meet quarterly with management and the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10-Q; provided that this responsibility may be delegated to the chairman of the Committee or a member of the Committee who is a financial expert.

10. Meet at least once each year in separate executive sessions with management, the internal auditor, if any, and the independent auditor to discuss matters that any of them or the Committee believes could significantly affect the financial statements and should be discussed privately.

11. Review significant changes to the Company’s accounting principles and practices proposed by the independent auditor, the internal auditor, if any, or management.

12. Review the scope and results of internal audits, if any.

13. Evaluate the performance of the internal auditor, if any, and, if so determined by the Committee, recommend replacement of the internal auditor.

14. Conduct or authorize such inquiries into matters within the Committee’s scope of responsibility as the Committee deems appropriate.

15. Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee’s work.

16. At least annually, review and reassess this Charter and, if appropriate, recommend changes to the Board.

17. Prepare the Committee report required by the Regulations to be included in the Company’s annual proxy statement.

18. Establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

19. Approve, in accordance with Sections 10A(h) and (i) of the Exchange Act and the Regulations, all professional services, to be provided to the Company by its independent auditor, provided that the Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Committee may adopt policies and procedures for the approval of such services which may include delegation of authority to a designated member or members of the Committee to approve such services so long as any such approvals are disclosed to the full Committee at its next scheduled meeting.

20. Review and approve all related party transactions.

Authority
      By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:

1. Perform each of the responsibilities of the Committee described above.

2. Appoint a chair of the Committee, unless a chair is designated by the Board.

3. Engage independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities.

4. Cause the officers of the corporation to provide such funding as the Committee shall determine to be appropriate for payment of compensation to the Company’s independent auditor and any legal counsel or other advisers engaged by the Committee, and payment of ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

CORCEPT THERAPEUTICS INCORPORATED
Proxy solicited by the Board of Directors for Annual Meeting of Stockholders
to be Held June 14, 2005.

The undersigned hereby appoints Joseph K. Belanoff, M.D., Robert L. Roe, M.D. and Fred Kurland or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Corcept Therapeutics (the “Company”) to be held on June 14, 2005 at 11:00 a.m., local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

1.	To elect nine directors, to hold office until the 2006 Annual Meeting of Stockholders and until their successors are elected and qualified, the nominees listed below:

01 G. Leanard Baker, Jr.	06 Alix Marduel, M.D.
02 Joseph K. Belanoff, M.D.	07 Alan F. Schatzberg, M.D.
03 Joseph C. Cook, Jr.	08 David B. Singer
04 James A. Harper	09 James N. Wilson
05 David L. Mahoney

FOR All nominees listed (except as indicated below)	WITHHOLD AUTHORITY to vote (as to all nominees)
☐	☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.	☐	☐	☐

To withhold authority to vote for any individual nominee, write the nominee’s name on the line provided below.

The Board recommends that you vote FOR the above proposals. This proxy, when properly executed, will be voted in the manner directed above. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS. This proxy may be revoked by the undersigned at any time, prior to the time it is voted by any of the means described in the accompanying proxy statement.

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Signature(s) of Stockholder(s)	Date: May	, 2005.

Date and sign exactly as name(s) appear(s) on this proxy. If signing for estates, trusts, corporations or other entities, title or capacity should be stated. If shares are held jointly, each holder should sign.